SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 13, 2021

Loyalty Ventures Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, Texas 75024
(Address and Zip Code of Principal Executive Offices)

(972) 338-5170
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2021, the compensation committee of the board of directors (the “Board”) of Loyalty Ventures Inc. (“Loyalty Ventures”) recommended and the Board approved an award of 32,946 time-based restricted stock units of Loyalty Ventures for Charles L. Horn, president and chief executive officer.  This award will vest 33/33/34% on the first, second and third anniversaries of the grant date, subject to Mr. Horn’s continued employment by Loyalty Ventures on each such vesting date and other terms of the award agreement and the Loyalty Ventures 2021 Omnibus Incentive Plan. On December 13, 2021, the compensation committee of the Board of Loyalty Ventures also approved for Blair Cameron, AIR MILES® president, an increase in base pay to 575,000 CAD and short-term incentive compensation target to 100% of base pay, each for the period beginning January 1, 2022.

Consistent with the compensation information for directors included in the Information Statement filed on October 13, 2021, on December 13, 2021, the compensation committee of the Board approved the directors’ annual grant for a partial service year consisting of service from November 2021 to the expected annual meeting of stockholders to be held no later than June 2022, which resulted in an award of 3,295 time-based restricted stock units of Loyalty Ventures for each non-employee director.  These awards will vest 100% on the first anniversary of the grant, subject to such director’s continued service and other terms of the award agreement and the Loyalty Ventures 2021 Omnibus Incentive Plan.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Document Description

10.1	Form of Non-employee Director Restricted Stock Unit Award Agreement under the Loyalty Ventures Inc. 2021 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: December 15, 2021	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary